Exhibit 99.1

NANO Nuclear Energy Adds Intel Technologist and Former Department of Energy Deputy Chief Data Officer Seth Berl, Ph.D. to its Board of Directors

New York, N.Y., June 5, 2025 — NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear” or “the Company”), a leading advanced nuclear energy and technology company focused on developing clean energy solutions, today announced that its Board of Directors has appointed prominent technology executive Seth Berl, Ph.D. as an independent director, adding nearly two decades of high-level industry and government experience to NANO Nuclear’s leadership.

“NANO Nuclear has progressed remarkably in the advanced nuclear technology space in a short period, and I am confident the team’s best work is still ahead,” said Dr. Seth Berl, Board Member of NANO Nuclear. “With strong tailwinds from both institutional investors and U.S. government priorities, the outlook for nuclear power is increasingly favorable with the technologies being developed by NANO Nuclear having the potential to drive further innovation. I’m delighted to help guide this exciting company’s next phase of growth.”

Dr. Berl’s career spans almost two decades at the intersection of cutting-edge technology, applied research, and government programs. He is the current Global GTM, Government Technologies Chief Technologist at Intel Corporation, where he shapes technology and go-to-market strategy for worldwide government solutions. Before Intel, Dr. Berl served as Deputy Chief Data Officer at the U.S. Department of Energy (DOE) where he led the enterprise data technology strategy harnessing data & artificial intelligence to drive operational results. Previously, he was Chief Technology Officer at GovSmart, Inc., setting technical direction, building strategic partnerships, and driving product innovation for federal and commercial clients. He also founded a technology-consulting firm that served multiple Fortune 500 companies.

Figure 1 - NANO Nuclear Appoints Former DOE Leader and Technology Executive Dr. Seth Berl to its Board of Directors.

Over the course of his career, Dr. Berl has contributed to projects sponsored by the U.S. Army, Navy, Air Force, Special Operations Command, Defense Intelligence Agency, the U.S. Defense Advanced Research Projects Agency (DARPA), DOE, NASA, Department of Health & Human Services, Department of Commerce, and the National Science Foundation. His technical expertise spans data science, artificial intelligence, machine learning, cybersecurity, embedded and “internet of things” systems, high-performance computing, tactical edge networks, satellite communications, and enterprise-scale storage and networking.

Dr. Berl earned a Ph.D. and an M.A. in Experimental Atomic Physics from the University of Virginia and holds dual B.S. degrees in Electrical Engineering and Physics, with a minor in Mathematics, from Old Dominion University.

“It’s a true privilege to welcome Seth to the NANO Nuclear Board of Directors as a new independent director,” said Jay Yu, Founder and Chairman of NANO Nuclear. “We believe his background in nuclear physics, government and business operations and his deep technical expertise in large scale data, AI, quantum computing and datacenters, make him an outstanding addition to our team. An experienced leader in government and in the private sector with major technology corporations, Seth is exceptionally positioned to help add value to NANO Nuclear in pursuit of new collaborations and growth opportunities as well as provide valuable insight on government processes as we move forward with our various technologies. His appointment marks another milestone in growing the technical and business know-how of NANO Nuclear’s leadership as we work to solidify our leadership in the advanced nuclear technology industry.”

“Seth is a highly respected professional and leader with extensive experience at the DOE and within the private technology sector. His addition to our Board of Directors is an important validation of the work we are doing across multiple projects,” said James Walker, Chief Executive Officer of NANO Nuclear. “His insights into advanced computing, data strategy, and large-scale program execution will be invaluable as we accelerate development, navigate regulatory pathways, and expand our market presence.”

About NANO Nuclear Energy, Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is an advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across five business lines: (i) cutting edge portable and other microreactor technologies, (ii) nuclear fuel fabrication, (iii) nuclear fuel transportation, (iv) nuclear applications for space and (v) nuclear industry consulting services. NANO Nuclear believes it is the first portable nuclear microreactor company to be listed publicly in the U.S.

Led by a world-class nuclear engineering team, NANO Nuclear’s reactor products in development include patented KRONOS MMR™ Energy System, a stationary high-temperature gas-cooled reactor that is in construction permit pre-application engagement U.S. Nuclear Regulatory Commission (NRC) in collaboration with University of Illinois Urbana-Champaign (U. of I.), “ZEUS”, a solid core battery reactor, and “ODIN”, a low-pressure coolant reactor, and the space focused, portable LOKI MMR™, each representing advanced developments in clean energy solutions that are portable, on-demand capable, advanced nuclear microreactors.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, is led by former executives from the largest transportation company in the world aiming to build a North American transportation company that will provide commercial quantities of HALEU fuel to small modular reactors, microreactor companies, national laboratories, military, and DOE programs. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy. Assuming development and commercialization, AFT is expected to form part of the only vertically integrated nuclear fuel business of its kind in North America.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the future development of a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

NANO Nuclear Space Inc. (NNS), a NANO Nuclear subsidiary, is exploring the potential commercial applications of NANO Nuclear’s developing micronuclear reactor technology in space. NNS is focusing on applications such as the LOKI MMR™ system and other power systems for extraterrestrial projects and human sustaining environments, and potentially propulsion technology for long haul space missions. NNS’ initial focus will be on cis-lunar applications, referring to uses in the space region extending from Earth to the area surrounding the Moon’s surface.

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Cautionary Note Regarding Certain Views and Opinions Stated Herein

While Seth Berl served as the Deputy Chief Data Officer for DOE, the views and opinions expressed herein do not reflect the views or positions of DOE or the U.S. Government.

Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management in connection with this news release contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. In this press release, forward-looking statements include those regarding the anticipated benefits to NANO Nuclear of Dr. Berl’s appointment to the Company’s Board of Directors. These and other forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. For NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to U.S. Department of Energy (“DOE”) or related state or non-U.S. nuclear fuel licensing submissions, (ii) risks related the development of new or advanced technology and the acquisition of complimentary technology or businesses, including difficulties with design and testing, cost overruns, regulatory delays, integration issues and the development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations, (iv) risks related to uncertainty regarding our ability to technologically develop and commercially deploy a competitive advanced nuclear reactor or other technology in the timelines we anticipate, if ever, (v) risks related to the impact of U.S. and non-U.S. government regulation, policies and licensing requirements, including by the DOE and the U.S. Nuclear Regulatory Commission, including those associated with the recently enacted ADVANCE Act and the May 23, 2025 presidential executive orders seeking to support U.S. nuclear energy, and (vi) similar risks and uncertainties associated with the operating an early stage business a highly regulated and rapidly evolving industry. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and NANO Nuclear therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.